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                                                                    EXHIBIT 10.3

                                 THE GAP, INC.
                                 AMENDMENT TO
                     NON-QUALIFIED STOCK OPTION AGREEMENTS

         The Gap, Inc. (the "Company") and Brooks Walker, Jr. ("Director") are parties to certain agreements whereby the Company granted stock options to Director under the 1996 Stock Option and Award Plan (and its predecessor plan) and the Nonemployee Director Deferred Compensation Plan. The Company hereby amends the following agreements reflecting stock option awards to Director under such plans to provide that, with respect to the options represented by such agreements, upon Director's Retirement (as defined in the respective plan) from the Board, he shall be entitled to exercise such options up to the date three
(3) years from the date of such Retirement:

-------------------------------
  Option #       Option Date
-------------------------------
   016282            4/29/98
-------------------------------
   T00016             5/1/98
-------------------------------
   T00051            7/31/98
-------------------------------
   T00064           10/30/98
-------------------------------
   T00069            1/29/99
-------------------------------
   T00075            4/30/99
-------------------------------
   040025             5/5/99
-------------------------------
   T00099            7/30/99
-------------------------------
   T00109           10/29/99
-------------------------------
   T00117            1/28/00
-------------------------------
   T00143            4/28/00
-------------------------------
   067705             5/8/00
-------------------------------
   T00173            7/28/00
-------------------------------
   T00230           10/27/00
-------------------------------
   T00354             2/2/01
-------------------------------

                  IN WITNESS WHEREOF, the Company has executed this Agreement to be effective as of the date set forth below.


                                 THE GAP, INC.


Dated: April 3, 2001             /s/ Donald G. Fisher
                                 --------------------
                                 Donald G. Fisher
                                 Chairman of the Board